Exhibit 99.2

PartnerRe Ltd.
Financial Supplement
Financial Information
as at September 30, 2014
(unaudited)
The following financial supplement is provided to assist in your understanding of
PartnerRe Ltd.
This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual
Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.
Financial Supplement - September 30, 2014
Table of Contents

Page

Regulation G
Life Value in Force
Consolidated Financial Statements
Consolidated Statements of Operations	1-2
Condensed Consolidated Balance Sheets	3
Condensed Consolidated Statements of Cash Flows	4-5
Consolidated Statements of Comprehensive Income	6
Segment Information
For the three months ended September 30, 2014 and 2013	7-8
For the nine months ended September 30, 2014 and 2013	9-10
Non-life segment	11-12
North America sub-segment	13-14
Global (Non-U.S.) P&C sub-segment	15-16
Global Specialty sub-segment	17-18
Catastrophe sub-segment	19-20
Life and Health segment	21-22
Corporate and Other	23-24
Distribution of Premiums
Distribution of Premiums by line of business, geography and production source	25-26
Distribution of Premiums by reinsurance type for the Non-life sub-segment	27-28
Investments
Investment Portfolio	29
Distribution of Corporate Bonds	30
Distribution of Equities	31
Distribution of Mortgage/Asset-Backed Securities	32
Other Invested Assets including Private Markets and Derivative Exposures	33
Funds Held - Directly Managed Portfolio	34
Distribution of Corporate Bonds - Funds Held - Directly Managed Portfolio	35
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)	36-37
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses) on Funds Held - Directly Managed Portfolio	38-39
Loss Reserves
Analysis of Unpaid Losses and Loss Expenses	40-41
Analysis of Policy Benefits for Life and Annuity Contracts	42-43
Reserve Development	44-45
Natural Catastrophe Probable Maximum Losses (PMLs)
Single Occurrence Estimated Net PML Exposure	46
Impact of new methodology on Estimated Gross PML Exposure (April 1, 2014 only)	47
Reconciliation of GAAP and non-GAAP measures	48-51
Diluted Book Value per Common Share - Treasury Stock Method	52
Diluted Book Value and Diluted Tangible Book Value per Common Share - Rollforward	53-55

PartnerRe Ltd.
Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.
The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.
Operating Earnings (Loss) available to PartnerRe Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee), net foreign exchange gains and losses, net of tax, loss on redemption of preferred shares and the interest in earnings (losses) of equity method investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee and where the Company does not control the investee’s activities), and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of PartnerRe common shares and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Diluted Operating Earnings (Loss) per Common Share for the period divided by the Diluted Book Value per PartnerRe common share and common share equivalents outstanding as of the beginning of the year. Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.
Tangible Book Value and Diluted Tangible Book Value per PartnerRe Common Share and Common Share Equivalents Outstanding: The Company calculates Tangible Book Value using common shareholders’ equity attributable to PartnerRe less goodwill and intangible assets, net of tax. The Company calculates Diluted Tangible Book Value per Common Share using Tangible Book Value divided by the weighted average number of PartnerRe common shares and common share equivalents outstanding. The Company uses these measures as the basis for its prime measure of long-term financial performance (annualized growth in Diluted Tangible Book Value per Common Share plus dividends). Management believes annualized growth in Diluted Tangible Book Value per Common Share plus dividends aligns the Company’s stated long-term objectives with the measure most investors use to evaluate total shareholder value creation given that it focuses on the tangible value of total shareholder returns, excluding the impact of goodwill and intangibles.
Book Value and Tangible Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value and Tangible Book Value excluding NURGL) and Diluted Book Value and Diluted Tangible Book Value per PartnerRe Common Share and Common Share Equivalents Outstanding (Diluted Book Value and Diluted Tangible Book Value per Common Share) excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL): The Company calculates Book Value and Tangible Book Value excluding NURGL using common shareholders’ equity attributable to PartnerRe and Tangible Book Value, respectively, less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value and Tangible Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL divided by the number of common shares and common share equivalents outstanding.
Total Capital: The Company calculates Total Capital as the sum of common shareholders’ equity attributable to PartnerRe, preferred shares, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.
All references to per share data, per common share data, common shares and common share equivalent data, and common shareholders’ equity data throughout this Financial Supplement relates to PartnerRe Ltd.’s (PartnerRe) common shareholders.

PartnerRe Ltd.
Life Value In Force
The Company calculates Value in Force (VIF) for its Life portfolio, which represents the value of the Life portfolio that is not recognized in the Consolidated Balance Sheets prepared under generally accepted accounting principles in the United States (U.S. GAAP). Accordingly, there is no corresponding measure that is prepared in accordance with U.S. GAAP. Management believes that this is useful information for investors, analysts, rating agencies and others. The Life VIF calculation includes the business written in the Company’s Life and Health segment, except for the PartnerRe Health business.
The Company’s Life VIF calculation uses market consistent techniques, but primarily differs from a full Market Consistent Embedded Value (MCEV) calculation, as defined in the European Insurance CFO Forum MCEV principles, due to: (i) different methodologies used; and ii) the Life VIF is only a component of MCEV and, specifically, the tangible assets backing the liabilities are not considered in the Company’s calculation.
The Company’s Life VIF, which is calculated on a going concern basis, is the sum of:

•
present value of future profits - which is defined as the net present value of shareholders’ projected after-tax cash flows from the in-force business on a best-estimate assumption basis. The discount rates used reflect currency-specific market yields on zero coupon government bonds at given durations and are applied to projected deterministic cash flows and to calculate risk-free investment returns. The best-estimate is defined as median biometric assumptions and does not include any provision for adverse deviation. The Company attributes no value to future new business or renewals of short-term business. Allocated inflated-adjusted expenses are projected on a best estimate basis;

•
cost of non-hedgeable risks - which is defined as the cost of holding capital for non-hedgeable financial and non-hedgeable non-financial risks, such as a mortality deviation from shocks or changes in trends. The non-hedgeable risk capital has been determined using an internal economic capital model calibrated to a 99.6% Value at Risk (VaR) corresponding to a 1 in 250 year event;

•	frictional costs - which is defined as the cost of double taxation or investment management charges on assets backing required capital;

•
time value of options and guarantees (TVOG) - which is defined as the difference between the market value and the intrinsic value of the option calculated using stochastic techniques. The TVOG is significant to the guaranteed minimum death benefit (GMDB) portfolio where the Company covers death claims on savings plans, where the sum reinsured is the difference between the invested premium amount and the current fund value; and

•	cost of non-economic excess encumbered capital - which is defined as the cost of any encumbered capital in excess of economic capital required by local regulations.
Actuarial non-economic assumptions, such as current and future mortality, are based on the most recent experience available, combined with internal and industry benchmarks, including trend expectation where appropriate.
The Life VIF is sensitive to changes in assumptions. In particular, the Life VIF is sensitive to changes in yield curves that are used for discounting, changes in equity market value assumptions and implied volatilities.
The Company performs a detailed Life VIF calculation on an annual basis and performs a roll-forward approach on an interim quarterly basis.

PartnerRe Ltd.
Consolidated Statements of Operations
(Expressed in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Revenues
Gross premiums written	$1,361,280	$1,462,307	$1,871,740	$1,190,761	$1,281,477
Net premiums written	$1,342,690	$1,418,665	$1,738,494	$1,186,002	$1,264,775
Decrease (increase) in unearned premiums	213,924	(65,596)	(484,712)	235,422	156,694
Net premiums earned	1,556,614	1,353,069	1,253,782	1,421,424	1,421,469
Net investment income	118,176	129,967	116,867	114,351	121,811
Net realized and unrealized investment (losses) gains	(34,420)	165,717	142,172	99,419	16,118
Other income	2,223	9,265	404	3,361	5,399
Total revenues	1,642,593	1,658,018	1,513,225	1,638,555	1,564,797
Expenses
Losses and loss expenses and life policy benefits	959,543	883,846	749,457	879,014	750,999
Acquisition costs	321,756	302,573	264,608	318,738	282,948
Other operating expenses (1)	108,615	107,072	111,462	131,125	108,467
Interest expense	12,241	12,240	12,238	12,236	12,233
Amortization of intangible assets	7,003	7,003	7,002	6,044	7,045
Net foreign exchange (gains) losses	(8,206)	(2,023)	(670)	8,382	1,279
Total expenses	1,400,952	1,310,711	1,144,097	1,355,539	1,162,971
Income before taxes and interest in earnings of equity method investments	241,641	347,307	369,128	283,016	401,826
Income tax expense	45,617	78,440	62,305	11,078	70,232
Interest in earnings of equity method investments	5,294	4,925	6,064	3,988	5,941
Net income	201,318	273,792	312,887	275,926	337,535
Net income attributable to noncontrolling interests	(4,920)	(1,951)	(3,044)	(4,138)	(4,112)
Net income attributable to PartnerRe	196,398	271,841	309,843	271,788	333,423
Preferred dividends	14,184	14,184	14,184	14,184	14,184
Net income attributable to PartnerRe common shareholders	$182,214	$257,657	$295,659	$257,604	$319,239
Operating earnings attributable to PartnerRe common shareholders	$226,660	$133,508	$176,910	$157,405	$311,184
Comprehensive income attributable to PartnerRe	$198,578	$288,630	$294,394	$265,577	$347,740
Earnings and dividends per share data attributable to PartnerRe common shareholders:
Basic operating earnings	$4.58	$2.66	$3.43	$2.97	$5.80
Net realized and unrealized investment (losses) gains, net of tax	(0.72)	2.46	2.24	1.73	(0.02)
Net foreign exchange (losses) gains, net of tax	(0.24)	(0.06)	(0.02)	0.07	0.10
Interest in earnings of equity method investments, net of tax	0.06	0.07	0.07	0.09	0.07
Basic net income	$3.68	$5.13	$5.72	$4.86	$5.95
Weighted average number of common shares outstanding	49,514,980	50,241,216	51,652,177	53,013,136	53,671,245
Diluted operating earnings (1)	$4.47	$2.60	$3.36	$2.91	$5.70
Net realized and unrealized investment (losses) gains, net of tax	(0.70)	2.41	2.20	1.70	(0.03)
Net foreign exchange (losses) gains, net of tax	(0.23)	(0.06)	(0.02)	0.07	0.10
Interest in earnings of equity method investments, net of tax	0.06	0.07	0.07	0.08	0.07
Diluted net income	$3.60	$5.02	$5.61	$4.76	$5.84
Weighted average number of common shares and common share equivalents outstanding	50,681,325	51,328,761	52,727,573	54,165,736	54,625,151
Dividends declared per common share	$0.67	$0.67	$0.67	$0.64	$0.64

(1) Includes an expense related to the restructuring of the Company’s business support operations and Global Non-life operations. See page 23 for the expense and per share data.

PartnerRe Ltd.
Consolidated Statements of Operations
(Expressed in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2014	2013	2013	2012
Revenues
Gross premiums written	$4,695,327	$4,378,944	$5,569,706	$4,718,235
Net premiums written	$4,499,849	$4,210,525	$5,396,526	$4,572,860
Increase in unearned premiums	(336,384)	(433,740)	(198,316)	(86,921)
Net premiums earned	4,163,465	3,776,785	5,198,210	4,485,939
Net investment income	365,010	370,017	484,367	571,338
Net realized and unrealized investment gains (losses)	273,468	(260,154)	(160,735)	493,409
Other income	11,892	13,205	16,565	11,920
Total revenues	4,813,835	3,899,853	5,538,407	5,562,606
Expenses
Losses and loss expenses and life policy benefits	2,592,847	2,278,793	3,157,808	2,804,610
Acquisition costs	888,937	758,890	1,077,628	936,909
Other operating expenses (1)	327,149	369,340	500,466	411,374
Interest expense	36,719	36,694	48,929	48,895
Amortization of intangible assets	21,007	21,136	27,180	31,799
Net foreign exchange (gains) losses	(10,900)	9,822	18,203	175
Total expenses	3,855,759	3,474,675	4,830,214	4,233,762
Income before taxes and interest in earnings of equity method investments	958,076	425,178	708,193	1,328,844
Income tax expense	186,363	37,338	48,416	204,284
Interest in earnings of equity method investments	16,283	9,677	13,665	9,954
Net income	787,996	397,517	673,442	1,134,514
Net income attributable to noncontrolling interests	(9,914)	(5,296)	(9,434)	—
Net income attributable to PartnerRe	778,082	392,221	664,008	1,134,514
Preferred dividends	42,551	43,678	57,861	61,622
Loss on redemption of preferred shares	—	9,135	9,135	—
Net income attributable to PartnerRe common shareholders	$735,531	$339,408	$597,012	$1,072,892
Operating earnings attributable to PartnerRe common shareholders	$537,078	$564,328	$721,733	$663,791
Comprehensive income attributable to PartnerRe	$781,602	$375,597	$641,173	$1,157,755
Earnings and dividends per share data attributable to PartnerRe common shareholders:
Basic operating earnings	$10.64	$10.05	$13.03	$10.55
Net realized and unrealized investment gains (losses), net of tax	4.05	(3.90)	(2.30)	6.23
Net foreign exchange (losses) gains, net of tax	(0.32)	(0.03)	0.05	0.13
Loss on redemption of preferred shares	—	(0.16)	(0.16)	—
Interest in earnings of equity method investments, net of tax	0.21	0.08	0.16	0.14
Basic net income	$14.58	$6.04	$10.78	$17.05
Weighted average number of common shares outstanding	50,461,749	56,176,260	55,378,980	62,915,992
Diluted operating earnings (1)	$10.42	$9.86	$12.79	$10.43
Net realized and unrealized investment gains (losses), net of tax	3.95	(3.83)	(2.25)	6.17
Net foreign exchange (losses) gains, net of tax	(0.31)	(0.02)	0.04	0.13
Loss on redemption of preferred shares	—	(0.16)	(0.16)	—
Interest in earnings of equity method investments, net of tax	0.20	0.08	0.16	0.14
Diluted net income	$14.26	$5.93	$10.58	$16.87
Weighted average number of common shares and common share equivalents outstanding	51,566,134	57,217,561	56,448,105	63,615,748
Dividends declared per common share	$2.01	$1.92	$2.56	$2.48

(1) Includes an expense related to the restructuring of the Company’s business support operations and Global Non-life operations. See page 24 for the expense and per share data.

PartnerRe Ltd.
Condensed Consolidated Balance Sheets
(Expressed in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,		December 31,
	2014		2014		2014		2013		2013		2012
Assets
Total investments	$15,288,212		$15,584,828		$15,479,461		$15,148,883		$15,107,800		$15,973,230
Funds held - directly managed	650,374		669,713		764,386		785,768		813,497		930,741
Cash and cash equivalents	1,519,287		1,208,220		1,269,037		1,496,485		1,551,062		1,121,705
Accrued investment income	171,050		170,508		190,169		185,717		175,164		184,315
Reinsurance balances receivable	2,974,668		3,015,727		3,064,301		2,465,713		2,564,015		1,991,991
Reinsurance recoverable on paid and unpaid losses	317,071		358,804		362,149		308,892		339,169		348,086
Funds held by reinsured companies	808,686		863,491		849,256		843,081		831,704		805,489
Deferred acquisition costs	707,481		755,769		725,584		644,952		680,972		568,391
Goodwill	456,380		456,380		456,380		456,380		456,380		456,380
Intangible assets	166,083		173,085		180,088		187,090		193,134		214,270
Other assets	148,051		189,948		176,692		515,334		425,310		385,834
Total assets	$23,207,343		$23,446,473		$23,517,503		$23,038,295		$23,138,207		$22,980,432
Liabilities
Unpaid losses and loss expenses	$10,264,001		$10,399,775		$10,529,717		$10,646,318		$10,564,542		$10,709,371
Policy benefits for life and annuity contracts	2,113,463		2,127,412		2,118,479		1,974,133		1,908,575		1,813,244
Unearned premiums	2,048,550		2,357,544		2,299,250		1,723,767		1,997,853		1,534,625
Other reinsurance balances payable	237,175		254,750		269,487		202,549		232,711		238,578
Debt obligations	820,989		820,989		820,989		820,989		820,989		820,989
Other liabilities	656,909		528,600		638,982		904,380		989,361		930,129
Total liabilities	16,141,087		16,489,070		16,676,904		16,272,136		16,514,031		16,046,936
Total shareholders’ equity attributable to PartnerRe	7,013,980		6,910,047		6,780,928		6,709,532		6,571,687		6,933,496
Noncontrolling interests	52,276		47,356		59,671		56,627		52,489		—
Total shareholders’ equity	7,066,256		6,957,403		6,840,599		6,766,159		6,624,176		6,933,496
Total liabilities and shareholders’ equity	$23,207,343		$23,446,473		$23,517,503		$23,038,295		$23,138,207		$22,980,432
Diluted Book Value Per Common Share	$121.95		$118.96		$114.13		$109.26		$105.53		$100.84
Diluted Tangible Book Value Per Common Share	$110.75		$107.80		$103.10		$98.49		$94.86		$90.86
Number of Common Shares and Common Share Equivalents Outstanding	50,513,695		50,910,028		51,935,217		53,596,034		54,181,672		59,893,366
Capital Structure:
Senior notes (1)	$750,000	9%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1
Preferred shares, aggregate liquidation value	853,750	11	853,750	11	853,750	11	853,750	11	853,750	12	893,750	11
Common shareholders’ equity attributable to PartnerRe	6,160,230	79	6,056,297	78	5,927,178	78	5,855,782	78	5,717,937	77	6,039,746	78
Total Capital	$7,827,364	100%	$7,723,431	100%	$7,594,312	100%	$7,522,916	100%	$7,385,071	100%	$7,746,880	100%

(1)
 PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.

(2)
PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million on its Condensed Consolidated Balance Sheets.

PartnerRe Ltd.
Condensed Consolidated Statements of Cash Flows
(Expressed in millions of U.S. dollars)
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Net cash provided by operating activities:
Underwriting operations	$240	$66	$33	$133	$201
Investment income	140	176	142	138	161
Taxes and foreign exchange	(18)	(100)	(96)	(27)	(9)
Net cash provided by operating activities	$362	$142	$79	$244	$353
Net cash provided by operating activities	$362	$142	$79	$244	$353
Net cash provided by (used in) investing activities	84	(15)	(71)	(167)	95
Net cash used in financing activities	(99)	(189)	(232)	(130)	(169)
Effect of foreign exchange rate changes on cash	(36)	1	(3)	(2)	10
Increase (decrease) in cash and cash equivalents	311	(61)	(227)	(55)	289
Cash and cash equivalents - beginning of period	1,208	1,269	1,496	1,551	1,262
Cash and cash equivalents - end of period	$1,519	$1,208	$1,269	$1,496	$1,551

PartnerRe Ltd.
Condensed Consolidated Statements of Cash Flows
(Expressed in millions of U.S. dollars)
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2014	2013	2013	2012
Net cash provided by operating activities:
Underwriting operations	$339	$205	$337	$100
Investment income	458	500	637	717
Taxes and foreign exchange	(214)	(121)	(147)	(124)
Net cash provided by operating activities	$583	$584	$827	$693

Net cash provided by operating activities	$583	$584	$827	$693
Net cash (used in) provided by investing activities	(2)	584	418	(219)
Net cash used in financing activities	(520)	(736)	(866)	(688)
Effect of foreign exchange rate changes on cash	(38)	(3)	(5)	(6)
Increase (decrease) increase in cash and cash equivalents	23	429	374	(220)
Cash and cash equivalents - beginning of period	1,496	1,122	1,122	1,342
Cash and cash equivalents - end of period	$1,519	$1,551	$1,496	$1,122

PartnerRe Ltd.
Consolidated Statements of Comprehensive Income
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Net income attributable to PartnerRe	$196,398	$271,841	$309,843	$271,788	$333,423
Change in currency translation adjustment	1,412	17,020	(15,223)	(14,866)	14,432
Change in net unrealized gains or losses on investments, net of tax	(221)	(222)	(225)	(226)	(229)
Change in unfunded pension obligation, net of tax	989	(9)	(1)	8,881	114
Comprehensive income attributable to PartnerRe	$198,578	$288,630	$294,394	$265,577	$347,740

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2014	2013	2013	2012
Net income attributable to PartnerRe	$778,082	$392,221	$664,008	$1,134,514
Change in currency translation adjustment	3,209	(16,912)	(31,778)	28,488
Change in net unrealized gains or losses on investments, net of tax	(668)	(692)	(918)	(953)
Change in unfunded pension obligation, net of tax	979	980	9,861	(4,294)
Comprehensive income attributable to PartnerRe	$781,602	$375,597	$641,173	$1,157,755

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the three months ended September 30, 2014
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non-life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$372	$162	$432	$59	$1,025	$336	$—	$1,361
Net premiums written	$372	$164	$428	$55	$1,019	325	$(1)	$1,343
Decrease in unearned premiums	52	38	20	98	208	6	—	214
Net premiums earned	$424	$202	$448	$153	$1,227	$331	$(1)	$1,557
Losses and loss expenses and life policy benefits	(247)	(123)	(279)	(39)	(688)	(272)	—	(960)
Acquisition costs	(106)	(56)	(105)	(17)	(284)	(38)	—	(322)
Technical result	$71	$23	$64	$97	$255	$21	$(1)	$275
Other (loss) income					(1)	2	1	2
Other operating expenses					(62)	(17)	(29)	(108)
Underwriting result					$192	$6	n/a	$169
Net investment income						14	104	118
Allocated underwriting result (1)						$20	n/a	n/a
Net realized and unrealized investment losses							(34)	(34)
Interest expense							(12)	(12)
Amortization of intangible assets							(7)	(7)
Net foreign exchange gains							8	8
Income tax expense							(46)	(46)
Interest in earnings of equity method investments							5	5
Net income							n/a	$201
Loss ratio (2)	58.2%	61.1%	62.3%	25.2%	56.1%
Acquisition ratio (3)	24.9	27.6	23.5	11.7	23.1
Technical ratio (4)	83.1%	88.7%	85.8%	36.9%	79.2%
Other operating expense ratio (5)					5.0
Combined ratio (6)					84.2%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.

(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.

(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.

(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.

(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.

(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the three months ended September 30, 2013
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non-life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$409	$157	$396	$79	$1,041	$235	$5	$1,281
Net premiums written	$408	$157	$389	$72	$1,026	$234	$5	$1,265
Decrease (increase) in unearned premiums	17	38	(7)	99	147	9	—	156
Net premiums earned	$425	$195	$382	$171	$1,173	$243	$5	$1,421
Losses and loss expenses and life policy benefits	(197)	(90)	(228)	(42)	(557)	(195)	1	(751)
Acquisition costs	(101)	(50)	(92)	(16)	(259)	(24)	—	(283)
Technical result	$127	$55	$62	$113	$357	$24	$6	$387
Other income					2	3	—	5
Other operating expenses					(62)	(17)	(29)	(108)
Underwriting result					$297	$10	n/a	$284
Net investment income						15	107	122
Allocated underwriting result (1)						$25	n/a	n/a
Net realized and unrealized investment gains							16	16
Interest expense							(12)	(12)
Amortization of intangible assets							(7)	(7)
Net foreign exchange losses							(1)	(1)
Income tax expense							(70)	(70)
Interest in earnings of equity method investments							6	6
Net income							n/a	$338
Loss ratio (2)	46.3%	46.0%	59.8%	24.5%	47.5%
Acquisition ratio (3)	23.9	25.7	24.0	9.0	22.1
Technical ratio (4)	70.2%	71.7%	83.8%	33.5%	69.6%
Other operating expense ratio (5)					5.3
Combined ratio (6)					74.9%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the nine months ended September 30, 2014
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non-life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$1,302	$682	$1,348	$412	$3,744	$951	$—	$4,695
Net premiums written	$1,291	$672	$1,250	$370	$3,583	$918	$(1)	$4,500
Increase in unearned premiums	(99)	(104)	(42)	(78)	(323)	(14)	—	(337)
Net premiums earned	$1,192	$568	$1,208	$292	$3,260	$904	$(1)	$4,163
Losses and loss expenses and life policy benefits	(747)	(319)	(749)	(38)	(1,853)	(740)	—	(2,593)
Acquisition costs	(299)	(162)	(283)	(34)	(778)	(111)	—	(889)
Technical result	$146	$87	$176	$220	$629	$53	$(1)	$681
Other income					1	6	5	12
Other operating expenses					(187)	(52)	(88)	(327)
Underwriting result					$443	$7	n/a	$366
Net investment income						45	320	365
Allocated underwriting result (1)						$52	n/a	n/a
Net realized and unrealized investment gains							273	273
Interest expense							(36)	(36)
Amortization of intangible assets							(21)	(21)
Net foreign exchange gains							11	11
Income tax expense							(186)	(186)
Interest in earnings of equity method investments							16	16
Net income							n/a	$788
Loss ratio (2)	62.6%	56.2%	62.1%	12.9%	56.8%
Acquisition ratio (3)	25.1	28.5	23.4	11.5	23.9
Technical ratio (4)	87.7%	84.7%	85.5%	24.4%	80.7%
Other operating expense ratio (5)					5.7
Combined ratio (6)					86.4%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the nine months ended September 30, 2013
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non-life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$1,228	$690	$1,253	$478	$3,649	$722	$8	$4,379
Net premiums written	$1,215	$682	$1,159	$433	$3,489	$715	$7	$4,211
Increase in unearned premiums	(99)	(152)	(68)	(97)	(416)	(17)	(1)	(434)
Net premiums earned	$1,116	$530	$1,091	$336	$3,073	$698	$6	$3,777
Losses and loss expenses and life policy benefits	(682)	(263)	(697)	(81)	(1,723)	(558)	2	(2,279)
Acquisition costs	(253)	(134)	(257)	(33)	(677)	(82)	—	(759)
Technical result	$181	$133	$137	$222	$673	$58	$8	$739
Other income					3	9	1	13
Other operating expenses					(189)	(52)	(128)	(369)
Underwriting result					$487	$15	n/a	$383
Net investment income						45	325	370
Allocated underwriting result (1)						$60	n/a	n/a
Net realized and unrealized investment losses							(260)	(260)
Interest expense							(37)	(37)
Amortization of intangible assets							(21)	(21)
Net foreign exchange losses							(10)	(10)
Income tax expense							(37)	(37)
Interest in earnings of equity method investments							10	10
Net income							n/a	$398
Loss ratio (2)	61.1%	49.7%	63.9%	24.2%	56.1%
Acquisition ratio (3)	22.7	25.2	23.6	9.7	22.0
Technical ratio (4)	83.8%	74.9%	87.5%	33.9%	78.1%
Other operating expense ratio (5)					6.1
Combined ratio (6)					84.2%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Non-life segment

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014 (A)	2014	2014	2013	2013
Gross premiums written	$1,025	$1,136	$1,583	$941	$1,041
Net premiums written	$1,019	$1,108	$1,456	$937	$1,026
Net premiums earned	$1,227	$1,042	$992	$1,162	$1,173
Losses and loss expenses	(688)	(632)	(534)	(677)	(557)
Acquisition costs	(284)	(260)	(233)	(276)	(259)
Technical result	$255	$150	$225	$209	$357
Other (loss) income	(1)	1	1	—	2
Other operating expenses	(62)	(61)	(65)	(70)	(62)
Underwriting result	$192	$90	$161	$139	$297
Loss ratio (2)	56.1%	60.6%	53.8%	58.2%	47.5%
Acquisition ratio (3)	23.1	25.0	23.6	23.8	22.1
Technical ratio (4)	79.2%	85.6%	77.4%	82.0%	69.6%
Other operating expense ratio (5)	5.0	5.9	6.5	6.0	5.3
Combined ratio (6)	84.2%	91.5%	83.9%	88.0%	74.9%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $7.5 million and $7.9 million, respectively, compared to the three months ended September 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Non-life segment

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2014 (A)	2013	2013	2012
Gross premiums written	$3,744	$3,649	$4,590	$3,910
Net premiums written	$3,583	$3,489	$4,427	$3,768
Net premiums earned	$3,260	$3,073	$4,235	$3,684
Losses and loss expenses	(1,853)	(1,723)	(2,400)	(2,155)
Acquisition costs	(778)	(677)	(953)	(821)
Technical result	$629	$673	$882	$708
Other income	1	3	3	5
Other operating expenses	(187)	(189)	(259)	(257)
Underwriting result	$443	$487	$626	$456
Loss ratio (2)	56.8%	56.1%	56.7%	58.5%
Acquisition ratio (3)	23.9	22.0	22.5	22.3
Technical ratio (4)	80.7%	78.1%	79.2%	80.8%
Other operating expense ratio (5)	5.7	6.1	6.1	7.0
Combined ratio (6)	86.4%	84.2%	85.3%	87.8%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $8.1 million and $5.1 million, respectively, compared to the nine months ended September 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
North America sub-segment

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014 (A)	2014	2014	2013	2013
Gross premiums written	$372	$400	$530	$372	$409
Net premiums written	$372	$392	$527	$372	$408
Net premiums earned	$424	$390	$379	$417	$425
Losses and loss expenses	(247)	(240)	(260)	(293)	(197)
Acquisition costs	(106)	(102)	(92)	(98)	(101)
Technical result	$71	$48	$27	$26	$127
Loss ratio (2)	58.2%	61.5%	68.6%	70.2%	46.3%
Acquisition ratio (3)	24.9	26.1	24.3	23.5	23.9
Technical ratio (4)	83.1%	87.6%	92.9%	93.7%	70.2%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	22%	31%	31%	40%	31%
Casualty	40	38	33	33	37
Credit/Surety	7	6	8	4	3
Motor	7	3	4	4	3
Multiline	6	8	9	5	4
Other	3	3	1	1	8
Property	15	11	14	13	14
Total	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $(0.7) million and $(1.1) million, respectively, compared to the three months ended September 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
North America sub-segment

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2014 (A)	2013	2013	2012
Gross premiums written	$1,302	$1,228	$1,601	$1,221
Net premiums written	$1,291	$1,215	$1,587	$1,219
Net premiums earned	$1,192	$1,116	$1,533	$1,176
Losses and loss expenses	(747)	(682)	(975)	(816)
Acquisition costs	(299)	(253)	(351)	(291)
Technical result	$146	$181	$207	$69
Loss ratio (2)	62.6%	61.1%	63.6%	69.4%
Acquisition ratio (3)	25.1	22.7	22.9	24.7
Technical ratio (4)	87.7%	83.8%	86.5%	94.1%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	28%	27%	30%	19%
Casualty	37	38	37	43
Credit/Surety	7	2	3	4
Motor	5	4	4	4
Multiline	8	7	6	7
Other	2	6	5	3
Property	13	16	15	20
Total	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $(5.0) million and $(4.2) million, respectively, compared to the nine months ended September 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global (Non-U.S.) P&C sub-segment

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014 (A)	2014	2014	2013	2013
Gross premiums written	$162	155	$364	$128	$157
Net premiums written	$164	148	$361	$128	$157
Net premiums earned	$202	187	$179	$213	$195
Losses and loss expenses	(123)	(103)	(94)	(110)	(90)
Acquisition costs	(56)	(52)	(54)	(62)	(50)
Technical result	$23	32	$31	$41	$55
Loss ratio (2)	61.1%	54.6%	52.4%	51.5%	46.0%
Acquisition ratio (3)	27.6	27.9	30.1	29.4	25.7
Technical ratio (4)	88.7%	82.5%	82.5%	80.9%	71.7%
Distribution of Net Premiums Written by Major Lines of Business:
Casualty	7%	8%	10%	5%	9%
Motor	43	37	37	54	35
Property	50	55	53	41	56
Total	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $2.8 million and $4.1 million, respectively, compared to the three months ended September 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global (Non-U.S.) P&C sub-segment

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2014 (A)	2013	2013	2012
Gross premiums written	$682	$690	$818	$684
Net premiums written	$672	$682	$811	$681
Net premiums earned	$568	$530	$743	$678
Losses and loss expenses	(319)	(263)	(373)	(415)
Acquisition costs	(162)	(134)	(196)	(167)
Technical result	$87	$133	$174	$96
Loss ratio (2)	56.2%	49.7%	50.2%	61.3%
Acquisition ratio (3)	28.5	25.2	26.4	24.6
Technical ratio (4)	84.7%	74.9%	76.6%	85.9%
Distribution of Net Premiums Written by Major Lines of Business:
Casualty	9%	10%	9%	11%
Motor	38	34	37	28
Property	53	56	54	61
Total	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $6.3 million and $4.8 million, respectively, compared to the nine months ended September 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global Specialty sub-segment

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014 (A)	2014	2014	2013	2013
Gross premiums written	$432	$438	$479	$423	$396
Net premiums written	$428	$432	$389	$419	$389
Net premiums earned	$448	$406	$355	$415	$382
Losses and loss expenses	(279)	(270)	(201)	(223)	(228)
Acquisition costs	(105)	(98)	(79)	(105)	(92)
Technical result	$64	$38	$75	$87	$62
Loss ratio (2)	62.3%	66.5%	56.6%	53.8%	59.8%
Acquisition ratio (3)	23.5	24.2	22.4	25.2	24.0
Technical ratio (4)	85.8%	90.7%	79.0%	79.0%	83.8%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	11%	14%	13%	8%	6%
Aviation/Space	13	13	8	16	13
Credit/Surety	16	15	19	17	19
Energy	5	5	3	5	6
Engineering	10	9	10	16	14
Marine	18	15	16	19	19
Multiline	8	6	10	3	3
Other	1	1	1	—	—
Specialty casualty	7	10	14	8	8
Specialty property	11	12	6	8	12
Total	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $4.9 million and $5.1 million, respectively, compared to the three months ended September 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global Specialty sub-segment

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2014 (A)	2013	2013	2012
Gross premiums written	$1,348	$1,253	$1,676	$1,505
Net premiums written	$1,250	$1,159	$1,579	$1,415
Net premiums earned	$1,208	$1,091	$1,506	$1,373
Losses and loss expenses	(749)	(697)	(920)	(821)
Acquisition costs	(283)	(257)	(362)	(321)
Technical result	$176	$137	$224	$231
Loss ratio (2)	62.1%	63.9%	61.1%	59.8%
Acquisition ratio (3)	23.4	23.6	24.0	23.4
Technical ratio (4)	85.5%	87.5%	85.1%	83.2%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	13%	9%	9%	6%
Aviation/Space	11	12	13	15
Credit/Surety	17	19	19	19
Energy	4	6	5	7
Engineering	10	13	14	12
Marine	16	19	19	22
Multiline	8	3	3	—
Other	1	—	—	—
Specialty casualty	10	9	9	7
Specialty property	10	10	9	12
Total	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $10.2 million and $9.3 million, respectively, compared to the nine months ended September 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Catastrophe sub-segment

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014 (A)	2014	2014	2013	2013
Gross premiums written	$59	143	$210	$18	$79
Net premiums written	$55	136	$179	$18	$72
Net premiums earned	$153	59	$79	$117	$171
Losses and loss expenses	(39)	(19)	21	(51)	(42)
Acquisition costs	(17)	(8)	(8)	(11)	(16)
Technical result	$97	32	$92	$55	$113
Loss ratio (2)	25.2%	33.4%	(26.5)%	43.2%	24.5%
Acquisition ratio (3)	11.7	13.0	10.1	9.5	9.0
Technical ratio (4)	36.9%	46.4%	(16.4)%	52.7%	33.5%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $0.6 million and $(0.1) million, respectively, compared to the three months ended September 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Catastrophe sub-segment

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2014 (A)	2013	2013	2012
Gross premiums written	$412	$478	$495	$500
Net premiums written	$370	$433	$450	$453
Net premiums earned	$292	$336	$453	$457
Losses and loss expenses	(38)	(81)	(132)	(103)
Acquisition costs	(34)	(33)	(44)	(42)
Technical result	$220	$222	$277	$312
Loss ratio (2)	12.9%	24.2%	29.0%	22.4%
Acquisition ratio (3)	11.5	9.7	9.7	9.3
Technical ratio (4)	24.4%	33.9%	38.7%	31.7%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $(3.4) million and $(4.8) million, respectively, compared to the nine months ended September 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Life and Health segment

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014 (A)	2014	2014	2013	2013
Gross premiums written	$336	$326	$289	$250	$235
Net premiums written	$325	$311	$282	$249	$234
Net premiums earned	$331	$311	$262	$258	$243
Life policy benefits	(272)	(252)	(215)	(202)	(195)
Acquisition costs	(38)	(43)	(32)	(42)	(24)
Technical result	$21	$16	$15	$14	$24
Other income	2	3	1	3	3
Other operating expenses	(17)	(16)	(17)	(19)	(17)
Underwriting result	$6	$3	$(1)	$(2)	$10
Net investment income	14	15	15	15	15
Allocated underwriting result (1)	$20	$18	$14	$13	$25
Distribution of Net Premiums Written by Major Lines of Business:
Accident and Health	24%	27%	16%	15%	17%
Longevity	26	22	25	27	26
Mortality	50	51	59	58	57
Total	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $10.9 million and $11.2 million, respectively, compared to the three months ended September 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Life and Health segment

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2014 (A)	2013	2013	2012
Gross premiums written	$951	$722	$972	$802
Net premiums written	$918	$715	$964	$799
Net premiums earned	$904	$698	$957	$795
Life policy benefits	(740)	(558)	(760)	(647)
Acquisition costs	(111)	(82)	(125)	(116)
Technical result	$53	$58	$72	$32
Other income	6	9	11	4
Other operating expenses	(52)	(52)	(71)	(52)
Underwriting result	$7	$15	$12	$(16)
Net investment income	45	45	61	64
Allocated underwriting result (1)	$52	$60	$73	$48
Distribution of Net Premiums Written by Major Lines of Business:
Accident and Health	23%	14%	15%	3%
Longevity	24	26	26	31
Mortality	53	60	59	66
Total	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $27.0 million and $26.6 million, respectively, compared to the nine months ended September 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Corporate and Other

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Technical result	$(1)	$—	$—	$1	$6
Other income (loss)	1	5	(2)	—	—
Corporate expenses - costs of restructuring (1)	(3)	(2)	—	(12)	(2)
Corporate expenses	(26)	(27)	(28)	(28)	(25)
Other operating expenses	—	(1)	(1)	(2)	(2)
Net investment income	104	115	102	99	107
Net realized and unrealized investment (losses) gains	(34)	166	142	99	16
Interest expense	(12)	(12)	(12)	(12)	(12)
Amortization of intangible assets	(7)	(7)	(7)	(6)	(7)
Net foreign exchange gains (losses)	8	2	—	(8)	(1)
Income tax expense	(46)	(78)	(62)	(11)	(70)
Interest in earnings of equity method investments	5	5	6	4	6

(1)
The costs of restructuring relate to the Company’s reorganization of its business support and Global Non-life operations. During the three months ended September 30, 2014, the three months ended June 30, 2014 and the three months ended December 31, 2013, these costs predominantly comprised of facility exit costs, while during the three months ended September 30, 2013 and the three months ended June 30, 2013, these costs predominantly comprised of severance costs related to the Company’s voluntary and involuntary termination plans. For the three months ended September 30, 2014, the three months ended June 30, 2014, the three months ended December 31, 2013 and the three months ended September 30, 2013, these costs had a per diluted share impact, pre-tax, of $0.07, $0.05, $0.22, and $0.04, respectively.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Corporate and Other

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2014	2013	2013	2012
Technical result	$(1)	$8	$8	$4
Other income	5	1	3	3
Corporate expenses - costs of restructuring (1)	(5)	(46)	(58)	—
Corporate expenses	(82)	(76)	(105)	(88)
Other operating expenses	(1)	(6)	(7)	(14)
Net investment income	320	325	423	507
Net realized and unrealized investment gains (losses)	273	(260)	(161)	494
Interest expense	(36)	(37)	(49)	(49)
Amortization of intangible assets	(21)	(21)	(27)	(32)
Net foreign exchange gains (losses)	11	(10)	(18)	—
Income tax expense	(186)	(37)	(49)	(204)
Interest in earnings of equity method investments	16	10	14	10

(1)
The costs of restructuring relate to the Company’s reorganization of its business support and Global Non-life operations. During the nine months ended September 30, 2014, these costs predominantly comprised of facility exit costs. During the nine months ended September 30, 2013 and the year ended December 31, 2013, these costs predominantly comprised of severance costs related to the Company's voluntary and involuntary termination plans, and to a lesser extent, facility exit costs. For the nine months ended September 30, 2014 and 2013 and the year ended December 31, 2013, these costs had a per diluted share impact, pre-tax, of $0.10, $0.80, and $1.03, respectively.

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	12%	11%	12%	11%	13%
Motor	7	5	9	7	5
Multiline and other	5	5	5	3	5
Property	10	9	15	8	12
Specialty
Agriculture	10	13	12	15	12
Aviation/Space	4	4	2	6	4
Catastrophe	4	9	10	1	6
Credit/Surety	7	6	7	7	7
Energy	2	1	1	2	2
Engineering	3	3	2	6	4
Marine	6	5	4	7	6
Specialty casualty	2	3	3	3	2
Specialty property	4	4	2	3	4
Life and Health	24	22	16	21	18
	100%	100%	100%	100%	100%
Distribution of Gross Premiums Written by Geography:
Asia, Australia and New Zealand	13%	13%	9%	11%	11%
Europe	39	35	45	39	35
Latin America, Caribbean and Africa	10	9	8	11	12
North America	38	43	38	39	42
	100%	100%	100%	100%	100%
Distribution of Gross Premiums Written by Production Source:
Broker	69%	69%	71%	67%	72%
Direct	31	31	29	33	28
	100%	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2014	2013	2013	2012
Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	12%	13%	12%	13%
Motor	7	7	7	5
Multiline and other	5	4	4	3
Property	12	14	12	14
Specialty
Agriculture	12	10	11	7
Aviation/Space	3	3	4	5
Catastrophe	8	10	8	10
Credit/Surety	6	6	6	7
Energy	1	1	2	2
Engineering	3	4	4	4
Marine	5	5	6	7
Specialty casualty	3	3	3	2
Specialty property	3	3	3	4
Life and Health	20	17	18	17
	100%	100%	100%	100%
Distribution of Gross Premiums Written by Geography:
Asia, Australia and New Zealand	12%	11%	11%	11%
Europe	40	40	40	41
Latin America, Caribbean and Africa	9	10	10	11
North America	39	39	39	37
	100%	100%	100%	100%
Distribution of Gross Premiums Written by Production Source:
Broker	70%	71%	71%	69%
Direct	30	29	29	31
	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Distribution of Gross Premiums Written by Reinsurance Type for the Non-life sub-segment:
North America
Non-Proportional	16%	11%	24%	7%	14%
Proportional	84	89	76	93	86
Total	100%	100%	100%	100%	100%
Global (Non-U.S.) P&C
Non-Proportional	12%	8%	37%	4%	10%
Proportional	88	92	63	96	90
Total	100%	100%	100%	100%	100%
Global Specialty
Non-Proportional	13%	16%	26%	11%	16%
Proportional	87	84	74	89	84
Total	100%	100%	100%	100%	100%
Catastrophe
Non-Proportional	97%	96%	98%	97%	96%
Proportional	3	4	2	3	4
Total	100%	100%	100%	100%	100%
Non-life total
Non-Proportional	19%	23%	38%	10%	20%
Proportional	81	77	62	90	80
Total	100%	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2014	2013	2013	2012
Distribution of Gross Premiums Written by Reinsurance Type for the Non-life sub-segment:
North America
Non-Proportional	18%	22%	18%	26%
Proportional	82	78	82	74
Total	100%	100%	100%	100%
Global (Non-U.S.) P&C
Non-Proportional	25%	24%	21%	24%
Proportional	75	76	79	76
Total	100%	100%	100%	100%
Global Specialty
Non-Proportional	19%	22%	19%	20%
Proportional	81	78	81	80
Total	100%	100%	100%	100%
Catastrophe
Non-Proportional	97%	98%	98%	98%
Proportional	3	2	2	2
Total	100%	100%	100%	100%
Non-life total
Non-Proportional	28%	32%	28%	33%
Proportional	72	68	72	67
Total	100%	100%	100%	100%

PartnerRe Ltd.
Investment Portfolio
(Expressed in millions of U.S. dollars)
(Unaudited)

	September 30,			June 30,			March 31,			December 31,			September 30,			December 31,
	2014			2014			2014			2013			2013			2012
Investments:
Fixed maturities
U.S. government	$2,160		14%	$1,827		12%	$1,850		12%	$1,599		11%	$1,459		10%	$1,113		7%
U.S. government sponsored enterprises	25		—	29		—	16		—	25		—	36		—	18		—
U.S. states, territories and municipalities	321		2	221		1	130		1	124		1	306		2	243		1
Non-U.S. sovereign government, supranational and government related	2,209		14	2,289		15	2,332		15	2,354		15	2,344		16	2,376		15
Corporates	5,706		37	5,981		38	5,989		39	6,049		40	6,042		40	6,656		42
Mortgage/asset-backed securities	3,530		24	3,660		24	3,581		23	3,442		23	3,494		23	3,989		25
Total fixed maturities	13,951		91	14,007		90	13,898		90	13,593		90	13,681		91	14,395		90
Short-term investments	37		—	32		—	29		—	14		—	37		—	151		1
Equities	1,001		7	1,253		8	1,250		8	1,221		8	1,122		7	1,094		7
Other invested assets	299		2	293		2	302		2	321		2	268		2	333		2
Total investments	$15,288		100%	$15,585		100%	$15,479		100%	$15,149		100%	$15,108		100%	$15,973		100%
Cash and cash equivalents	1,519			1,208			1,269			1,496			1,551			1,122
Total investments and cash	$16,807			$16,793			$16,748			$16,645			$16,659			$17,095
Maturity distribution:
One year or less	$401		3%	$428		3%	$383		3%	$378		3%	$492		4	$1,081		7%
More than one year through five years	5,279		38	5,212		37	5,359		38	5,057		37	4,790		35	4,198		29
More than five years through ten years	3,747		27	3,790		27	3,806		27	3,962		29	3,883		28	4,337		30
More than ten years	1,031		7	949		7	798		6	768		6	1,059		8	941		7
Subtotal	10,458		75	10,379		74	10,346		74	10,165		75	10,224		75	10,557		73
Mortgage/asset-backed securities	3,530		25	3,660		26	3,581		26	3,442		25	3,494		25	3,989		27
Total	$13,988		100%	$14,039		100%	$13,927		100%	$13,607		100%	$13,718		100%	$14,546		100%
Credit quality by market value:
AAA	12%			12%			13%			14%			14%			13%
AA	44			43			42			41			39			42
A	19			20			21			21			22			23
BBB	17			17			16			16			16			15
Below Investment Grade/Unrated	8			8			8			8			9			7
	100%			100%			100%			100%			100%			100%
Expected average duration (1)	3.5	Yrs		3.4	Yrs		3.2	Yrs		3.0	Yrs		2.7	Yrs		2.7	Yrs
Average yield to maturity at market (1)	2.3%			2.2%			2.5%			2.5%			2.5%			2.0%
Average credit quality	A			A			A			A			A			A
 (1) Includes funds holding fixed income securities that are classified with equities under generally accepted accounting principles in the United States.

PartnerRe Ltd.
Distribution of Corporate Bonds
(Expressed in thousands of U.S. dollars)
(Unaudited)

September 30, 2014
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Corporate bonds
Finance	$1,412,875	24.8%	8.4%	0.9%
Consumer noncyclical	774,358	13.6	4.6	0.2
Communications	676,859	11.9	4.0	0.5
Utilities	585,241	10.2	3.5	0.3
Industrials	478,790	8.4	2.9	0.2
Energy	469,721	8.2	2.8	0.2
Consumer cyclical	318,617	5.6	1.9	0.2
Insurance	268,639	4.7	1.6	0.2
Basic materials	167,404	2.9	1.0	0.2
Technology	147,631	2.6	0.9	0.2
Real estate investment trusts	139,598	2.4	0.8	0.1
Government guaranteed corporate debt	135,210	2.4	0.8	0.8
Catastrophe bonds	95,948	1.7	0.6	0.1
Longevity and mortality bonds	22,601	0.4	0.1	0.1
Diversified	12,994	0.2	0.1	0.1
Total Corporate bonds	$5,706,486	100.0%	34.0%
Finance sector - Corporate bonds
Banks	$777,289	13.6%	4.6%
Investment banking and brokerage	314,358	5.5	1.9
Financial services	189,752	3.4	1.1
Commercial and consumer finance	113,258	2.0	0.7
Other	18,218	0.3	0.1
Total finance sector - Corporate bonds	$1,412,875	24.8%	8.4%
	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$—	$122,633	$479,148	$165,323	$10,185	$777,289
Investment banking and brokerage	—	—	273,678	39,545	1,135	314,358
Financial services	—	136,374	46,697	3,975	2,706	189,752
Commercial and consumer finance	—	510	18,508	94,240	—	113,258
Other	—	3,878	10,372	3,968	—	18,218
Total finance sector - Corporate bonds	$—	$263,395	$828,403	$307,051	$14,026	$1,412,875
% of total	—%	19%	58%	22%	1.0%	100%
Concentration of investment risk
The top 10 Corporate bond issuers account for 17.8% of the Company’s total corporate bonds. The single largest issuer accounts for 2.8% of the Company’s total Corporate bonds.

PartnerRe Ltd.
Distribution of Equities
(Expressed in thousands of U.S. dollars)
(Unaudited)

	September 30, 2014
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Equities
Real estate investment trusts	$213,461	22.6%	1.3%	0.2%
Energy	155,113	16.4	0.9	0.2
Insurance	127,740	13.5	0.8	0.6
Finance	97,577	10.3	0.6	0.1
Consumer noncyclical	91,334	9.7	0.5	—
Communications	74,585	7.9	0.4	0.1
Technology	55,166	5.9	0.3	0.1
Industrials	43,930	4.7	0.3	—
Consumer cyclical	36,252	3.8	0.2	—
Utilities	32,012	3.4	0.2	0.1
Basic materials	15,457	1.6	0.1	—
Diversified	1,922	0.2	—	—
Total	$944,549	100.0%	5.6%

Mutual funds and exchange traded funds (ETFs)
Funds and ETFs holding equities	48,383		0.3
Funds holding fixed income securities	8,375		—
Total Equities	$1,001,307		5.9%
Concentration of investment risk
The single largest fund in funds and ETFs holding equities is an SPDR Equity Index ETF, which accounts for 3.6% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 28.2% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the single largest issuer accounts for 11.4% of the Company’s total equities.

PartnerRe Ltd.
Distribution of Mortgage/Asset-Backed Securities (1)
(Expressed in thousands of U.S. dollars)
(Unaudited)
Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at September 30, 2014
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
U.S. Asset-Backed Securities	$—	$—	$133,584	$140,541	$94,128	$275	$474,040	$842,568
U.S. Collaterized Mortgage Obligations	—	2,706	3,557	—	—	—	—	6,263
U.S. Mortgage Backed Securities (MBS)	402,145	1,390,647	—	—	—	—	—	1,792,792
U.S. Commercial Mortgage Backed Securities (CMBS)	5,530	—	8,041	12,583	13,962	—	2,003	42,119
U.S. MBS Interest Only	30,762	64,126	3,980	—	—	—	15,722	114,590
	$438,437	$1,457,479	$149,162	$153,124	$108,090	$275	$491,765	$2,798,332
Non-U.S. Asset-Backed Securities	$—	$—	$134,352	$68,964	$65,188	$15,525	$21,187	$305,216
Non-U.S. Collaterized Mortgage Obligations	—	—	149,964	64,636	49,135	—	—	263,735
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	8,120	—	—	—	—	8,120
Non-U.S. Mortgage Backed Securities (MBS)	—	—	154,490	—	—	—	—	154,490
	$—	$—	$446,926	$133,600	$114,323	$15,525	$21,187	$731,561
Total mortgage/asset-backed securities	$438,437	$1,457,479	$596,088	$286,724	$222,413	$15,800	$512,952	$3,529,893
Corporate Securities	—	24,940	—	—	—	—	—	24,940
Total	$438,437	$1,482,419	$596,088	$286,724	$222,413	$15,800	$512,952	$3,554,833
% of total	12%	42%	17%	8%	6%	1%	14%	100%

(1)
In addition to the mortgage/asset-backed securities above, the Company has derivatives exposure to to-be-announced mortgage-backed securities with a notional value of $176.0 million and a carrying value of $(0.5) million at September 30, 2014 within Other Invested Assets.

PartnerRe Ltd.
Other Invested Assets including Private Markets and Derivative Exposures
(Expressed in thousands of U.S. dollars)
(Unaudited)
Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	September 30, 2014					June 30, 2014		March 31, 2014
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives / Other	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)
Private Markets Investments
Principal Finance - Investments	$101,723	$—	$101,723	$—	$101,723	$102,848	$102,848	$102,916	$102,916
Principal Finance - Derivative Exposure Assumed (2)	—	(11,315)	(11,315)	42,569	31,254	(9,047)	33,558	(6,099)	36,637
Insurance-Linked Securities	—	(375)	(375)	281,238	280,863	(950)	270,019	(740)	269,512
Strategic Investments	197,376	—	197,376	—	197,376	188,373	188,373	181,079	181,079
Total other invested assets - Private Markets Exposure Assumed	299,099	(11,690)	287,409	323,807	611,216	281,224	594,798	277,156	590,144
Other (3)	8,902	2,949	11,851			11,903		25,339
Total other invested assets	$308,001	$(8,741)	$299,260			$293,127		$302,495

(1)
The total net exposures originated in Private Markets are $1,599 million at September 30, 2014 ($1,576 million and $1,474 million at June 30, 2014 and March 31, 2004, respectively). In addition to the net exposures listed above of $611 million at September 30, 2014 ($595 million and $590 million at June 30, 2014 and March 31, 2014, respectively), the Company has the following other net exposures originated in Private Markets:

•
Principal Finance: $715 million of assets listed under Investments - Fixed Maturities and $10 million listed under Investments - Equities for a total exposure of $858 million at September 30, 2014 ($857 million and $794 million at June 30, 2014 and March 31, 2014, respectively).

•
Insurance-Linked Securities: $118 million of bonds listed under Investments - Fixed Maturities for a total exposure of $399 million at September 30, 2014 ($391 million and $347 million at June 30, 2014 and March 31, 2014, respectively).

•
Strategic Investments: $143 million of assets listed under Investments - Equities and $2 million of assets listed under Other Assets for a total exposure of $342 million at September 30, 2014 ($328 million and $333 million at June 30, 2014 and March 31, 2014, respectively).

(2)
The Company enters into interest rate swaps to mitigate notional exposure on certain fixed maturities and total return swaps. Accordingly, the notional value of these interest rate swaps is not presented in the table.

(3)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.
Funds Held - Directly Managed Portfolio
(Expressed in millions of U.S. dollars)
(Unaudited)

	September 30, 2014			June 30, 2014			March 31, 2014			December 31, 2013			September 30, 2013			December 31, 2012
Investments:
Fixed maturities
U.S. government	$104		22%	$105		20%	$104		17%	$108		19%	$111		17%	$129		15%
U.S. government sponsored enterprises	45		9	50		10	50		8	50		9	57		9	90		11
Non-U.S. sovereign government, supranational and government related	123		26	128		25	179		30	137		25	193		30	234		28
Corporates	192		40	215		42	245		41	249		44	259		41	362		44
Total fixed maturities	464		97%	498		97%	578		96	544		97	620		97	815		98
Short-term investments	—		—	—		—	3		1	2		—	2		1	—		—
Other invested assets	15		3%	16		3%	15		3	15		3	16		2	18		2
Total investments	$479		100%	$514		100%	$596		100%	$561		100%	$638		100%	$833		100%
Cash and cash equivalents	53			41			37			85			34			54
Total investments and cash	$532			$555			$633			$646			$672			$887
Accrued investment income	6			6			7			7			9			10
Other funds held assets/liabilities	112			109			124			133			133			34
Total funds held - directly managed	$650			$670			$764			$786			$814			$931
Maturity distribution:
One year or less	$87		19%	$72		15%	$99		17%	$89		16%	$97		16%	$133		17%
More than one year through five years	258		56	261		52	298		51	331		61	377		60	515		63
More than five years through ten years	117		25	165		33	157		27	109		20	122		20	141		17
More than ten years	2		—	—		—	27		5	17		3	26		4	26		3
Total	$464		100%	$498		100%	$581		100%	$546		100%	$622		100%	$815		100%
Credit quality by market value:
AAA	12%			12%			15%			13%			12%			12%
AA	64			62			58			58			56			58
A	17			18			21			22			26			24
BBB	7			8			6			7			6			6
	100%			100%			100%			100%			100%			100%
Expected average duration	3.1	Yrs		3.4	Yrs		3.3	Yrs		2.9	Yrs		3.1	Yrs		3.0	Yrs
Average yield to maturity at market	0.9%			1.1%			1.2%			1.2%			1.2%			1.0%
Average credit quality	AA			AA			AA			AA			AA			AA

PartnerRe Ltd.
Distribution of Corporate Bonds
Funds Held - Directly Managed Portfolio
(Expressed in thousands of U.S. dollars)
(Unaudited)

	September 30, 2014
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and cash	Largest single issuer as a percentage of Funds Held - Directly Managed Investments and cash
Distribution by sector - Corporate bonds
Finance	$59,674	31.1%	11.2%	2.0%
Consumer noncyclical	31,543	16.5	5.9	1.6
Energy	30,662	16.0	5.8	1.8
Utilities	18,771	9.8	3.5	1.1
Communications	12,718	6.6	2.4	0.8
Basic materials	10,267	5.4	1.9	0.9
Consumer cyclical	8,351	4.4	1.6	1.4
Government guaranteed corporate debt	7,934	4.1	1.5	1.4
Industrials	4,319	2.3	0.8	0.6
Technology	4,027	2.1	0.8	0.8
Real estate investment trusts	3,355	1.7	0.6	0.6
Total Corporate bonds	$191,621	100.0%	36.0%
Finance sector - Corporate bonds
Banks	$47,501	24.8%	8.9%
Financial services	9,211	4.8	1.7
Investment banking and brokerage	2,962	1.5	0.6
Total finance sector - Corporate bonds	$59,674	31.1%	11.2%
	AAA	AA	A	BBB	Total
Credit quality of finance sector - Corporate bonds
Banks	$12,963	$21,925	$11,047	$1,566	$47,501
Financial services	—	4,959	4,252	—	9,211
Investment banking and brokerage	2,962	—	—	—	2,962
Total finance sector - Corporate bonds	$15,925	$26,884	$15,299	$1,566	$59,674
% of total	27%	45%	26%	2%	100%
Concentration of investment risk
The Top 10 corporate bond issuers account for 38.1% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 5.5% of the Company’s total corporate bonds within the Funds Held - Directly Managed portfolio.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Fixed maturities	$108,290	$114,637	$111,019	$108,580	$110,911
Short-term investments, cash and cash equivalents	216	193	269	421	266
Equities	11,999	14,473	7,134	6,278	9,140
Funds held and other	7,493	8,963	7,740	8,252	8,824
Funds held - directly managed	3,485	3,229	3,933	4,785	4,902
Investment expenses	(13,307)	(11,528)	(13,228)	(13,965)	(12,232)
Net investment income (1)	$118,176	$129,967	$116,867	$114,351	$121,811
Net realized investment gains on fixed maturities and short-term investments	$37,809	$31,205	$25,022	$18,363	$18,642
Net realized investment gains on equities	33,894	33,678	827	6,049	15,057
Net realized gains (losses) on other invested assets	7,019	(17,753)	9,935	(78,098)	80,065
Change in net unrealized (losses) gains on other invested assets	(6,538)	(14,121)	(25,678)	98,809	(103,406)
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(75,537)	123,434	119,799	(68,619)	10,259
Change in net unrealized investment (losses) gains on equities	(31,093)	6,322	10,325	126,551	(891)
Net other realized and unrealized investment gains (losses)	575	611	991	198	(2,192)
Net realized and unrealized investment (losses) gains on funds held - directly managed	(549)	2,341	951	(3,834)	(1,416)
Net realized and unrealized investment (losses) gains	$(34,420)	$165,717	$142,172	$99,419	$16,118

(1)
Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended September 30, 2014, net investment income includes foreign exchange impacts of $1.3 million compared to the three months ended September 30, 2013.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2014	2013	2013	2012
Fixed maturities	$333,946	$337,720	$446,299	$512,833
Short-term investments, cash and cash equivalents	678	1,465	1,886	2,905
Equities	33,606	26,711	32,989	26,207
Funds held and other	24,196	25,963	34,215	44,109
Funds held - directly managed	10,647	15,717	20,502	29,031
Investment expenses	(38,063)	(37,559)	(51,524)	(43,747)
Net investment income (1)	$365,010	$370,017	$484,367	$571,338
Net realized investment gains on fixed maturities and short-term investments	$94,036	$100,212	$118,575	$172,987
Net realized investment gains on equities	68,399	69,167	75,217	72,155
Net realized (losses) gains on other invested assets	(799)	98,595	20,497	(16,691)
Change in net unrealized (losses) gains on other invested assets	(46,337)	(42,157)	56,652	(9,568)
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	167,696	(457,168)	(525,787)	186,063
Change in net unrealized investment (losses) gains on equities	(14,447)	(8,540)	118,010	66,253
Net other realized and unrealized investment gains (losses)	2,177	(2,305)	(2,107)	5,843
Net realized and unrealized investment gains (losses) on funds held - directly managed	2,743	(17,958)	(21,792)	16,367
Net realized and unrealized investment gains (losses)	$273,468	$(260,154)	$(160,735)	$493,409

(1)
Comparisons of net investment income between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2014, net investment income includes foreign exchange impacts of $2.7 million compared to the nine months ended September 30, 2013.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains
Funds Held - Directly Managed Portfolio
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Fixed maturities	$3,128	$2,936	$3,725	$4,054	$4,697
Short-term investments, cash and cash equivalents	8	9	31	343	299
Other	527	456	378	285	316
Investment expenses	(178)	(172)	(201)	103	(410)
Net investment income	$3,485	$3,229	$3,933	$4,785	$4,902
Net realized investment (losses) gains on fixed maturities and short-term investments	$(32)	$1,601	$197	$1,695	$(618)
Net realized investment gains on other invested assets	—	—	—	—	81
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(209)	259	942	(4,618)	(969)
Change in net unrealized investment (losses) gains on other invested assets	(308)	481	(188)	(911)	90
Net realized and unrealized investment (losses) gains on funds held - directly managed	$(549)	$2,341	$951	$(3,834)	$(1,416)

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)
Funds Held - Directly Managed Portfolio
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2014	2013	2013	2012
Fixed maturities	$9,789	$14,750	$18,804	$27,760
Short-term investments, cash and cash equivalents	48	903	1,246	1,046
Other	1,362	1,002	1,287	1,647
Investment expenses	(552)	(938)	(835)	(1,422)
Net investment income	$10,647	$15,717	$20,502	$29,031
Net realized investment gains on fixed maturities and short-term investments	$1,766	$4,326	$6,021	$8,405
Net realized investment gains on other invested assets	—	19	19	—
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	991	(19,558)	(24,176)	6,583
Change in net unrealized investment (losses) gains on other invested assets	(14)	(2,745)	(3,656)	1,379
Net realized and unrealized investment gains (losses) on funds held - directly managed	$2,743	$(17,958)	$(21,792)	$16,367

PartnerRe Ltd.
Analysis of Unpaid Losses and Loss Expenses
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Reconciliation of beginning and ending liability for unpaid losses and loss expenses:
Gross liability at beginning of period	$10,399,775	$10,529,717	$10,646,318	$10,564,542	$10,336,368
Reinsurance recoverable at beginning of period	(244,543)	(251,666)	(267,384)	(285,206)	(276,295)
Net liability at beginning of period	10,155,232	10,278,051	10,378,934	10,279,336	10,060,073
Net incurred losses related to:
Current year	853,508	792,275	698,170	849,706	793,894
Prior years	(165,763)	(160,880)	(164,327)	(173,000)	(238,354)
	687,745	631,395	533,843	676,706	555,540
Change in reserve agreement (1)	—	2,324	(10,760)	(3,607)	(19,967)
Net losses paid	(513,127)	(767,435)	(635,175)	(589,413)	(474,012)
Effects of foreign exchange rate changes	(315,187)	10,897	11,209	15,912	157,702
Net liability at end of period	10,014,663	10,155,232	10,278,051	10,378,934	10,279,336
Reinsurance recoverable at end of period	249,338	244,543	251,666	267,384	285,206
Gross liability at end of period	$10,264,001	$10,399,775	$10,529,717	$10,646,318	$10,564,542
Breakdown of gross liability at end of period:
Case reserves	$4,420,406	$4,425,723	$4,552,142	$4,663,164	$4,711,580
Additional case reserves	321,607	380,582	332,758	403,145	401,752
Incurred but not reported reserves	5,521,988	5,593,470	5,644,817	5,580,009	5,451,210
Gross liability at end of period	$10,264,001	$10,399,775	$10,529,717	$10,646,318	$10,564,542
Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,541,332	$3,468,159	$3,550,399	$3,535,946	$3,397,875
Global (Non-U.S.) P&C	2,261,968	2,364,579	2,428,416	2,444,129	2,424,923
Global Specialty	3,924,377	3,975,834	3,920,012	3,951,543	3,978,436
Catastrophe	536,324	591,203	630,890	714,700	763,308
Gross liability at end of period	$10,264,001	$10,399,775	$10,529,717	$10,646,318	$10,564,542
Unrecognized time value of non-life reserves (2)	$603,499	$621,803	$665,021	$733,528	$688,734
Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	74.6%	121.6%	119.0%	87.1%	85.3%
Non-life paid losses to net premiums earned ratio	41.9%	73.7%	64.0%	50.7%	40.2%
(1) The change in the reserve agreement is due to adverse (favorable) development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.
(2) The unrecognized time value of non-life reserves represents the difference between the recorded gross/net liability for unpaid losses and loss expenses and the amount of gross/net liability for unpaid losses and loss expenses that would be recorded if the underlying unpaid losses and loss expenses were discounted. The unrecognized time value, or discount, in the non-life reserves is calculated by applying appropriate risk-free rates by currency and duration to the underlying unpaid losses and loss expenses.

PartnerRe Ltd.
Analysis of Unpaid Losses and Loss Expenses
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the nine months ended		As at and for the year ended
	September 30,	September 30,	December 31,	December 31,
	2014	2013	2013	2012
Reconciliation of beginning and ending liability for unpaid losses and loss expenses:
Gross liability at beginning of period	$10,646,318	$10,709,371	$10,709,371	$11,273,091
Reinsurance recoverable at beginning of period	(267,384)	(291,330)	(291,330)	(353,105)
Net liability at beginning of period	10,378,934	10,418,041	10,418,041	10,919,986
Net incurred losses related to:
Current year	2,343,953	2,269,049	3,118,755	2,785,694
Prior years	(490,970)	(548,499)	(721,499)	(628,065)
	1,852,983	1,720,550	2,397,256	2,157,629
Change in reserve agreement (1)	(8,435)	(45,937)	(49,544)	(86,163)
Net losses paid	(1,915,738)	(1,812,146)	(2,401,559)	(2,705,062)
Effects of foreign exchange rate changes	(293,081)	(1,172)	14,740	131,651
Net liability at end of period	10,014,663	10,279,336	10,378,934	10,418,041
Reinsurance recoverable at end of period	249,338	285,206	267,384	291,330
Gross liability at end of period	$10,264,001	$10,564,542	$10,646,318	$10,709,371
Breakdown of gross liability at end of period:
Case reserves	$4,420,406	$4,711,580	$4,663,164	$4,872,591
Additional case reserves	321,607	401,752	403,145	343,549
Incurred but not reported reserves	5,521,988	5,451,210	5,580,009	5,493,231
Gross liability at end of period	$10,264,001	$10,564,542	$10,646,318	$10,709,371
Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,541,332	$3,397,875	$3,535,946	$3,373,852
Global (Non-U.S.) P&C	2,261,968	2,424,923	2,444,129	2,507,761
Global Specialty	3,924,377	3,978,436	3,951,543	3,868,700
Catastrophe	536,324	763,308	714,700	959,058
Gross liability at end of period	$10,264,001	$10,564,542	$10,646,318	$10,709,371
Unrecognized time value of non-life reserves (2)	$603,499	$688,734	$733,528	$465,625
Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	103.4%	105.3%	100.2%	125.4%
Non-life paid losses to net premiums earned ratio	58.8%	58.9%	56.6%	73.3%
(1) The change in the reserve agreement is due to favorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.
(2) The unrecognized time value of non-life reserves represents the difference between the recorded gross/net liability for unpaid losses and loss expenses and the amount of gross/net liability for unpaid losses and loss expenses that would be recorded if the underlying unpaid losses and loss expenses were discounted. The unrecognized time value, or discount, in the non-life reserves is calculated by applying appropriate risk-free rates by currency and duration to the underlying unpaid losses and loss expenses.

PartnerRe Ltd.
Analysis of Policy Benefits for Life and Annuity Contracts
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Reconciliation of beginning and ending policy benefits for life and annuity contracts:
Gross liability at beginning of period	$2,127,412	$2,118,479	$1,974,133	$1,908,575	$1,799,332
Reinsurance recoverable at beginning of period	(23,703)	(7,691)	(7,022)	(6,978)	(6,432)
Net liability at beginning of period	2,103,709	2,110,788	1,967,111	1,901,597	1,792,900
Net incurred losses related to:
Current year	273,394	258,100	218,307	207,998	208,839
Prior years	(1,596)	(5,649)	(2,693)	(5,690)	(13,380)
	271,798	252,451	215,614	202,308	195,459
Net losses paid	(178,847)	(274,295)	(74,812)	(160,309)	(149,895)
Effects of foreign exchange rate changes	(108,630)	14,765	2,875	23,515	63,133
Net liability at end of period	2,088,030	2,103,709	2,110,788	1,967,111	1,901,597
Reinsurance recoverable at end of period	25,433	23,703	7,691	7,022	6,978
Gross liability at end of period	$2,113,463	$2,127,412	$2,118,479	$1,974,133	$1,908,575
Life value in force	$180,200	$197,000	$208,300	$188,000	$171,000

PartnerRe Ltd.
Analysis of Policy Benefits for Life and Annuity Contracts
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the nine months ended		As at and for the year ended
	September 30,	September 30,	December 31,	December 31,
	2014	2013	2013	2012
Reconciliation of beginning and ending policy benefits for life and annuity contracts:
Gross liability at beginning of period	$1,974,133	$1,813,244	$1,813,244	$1,645,662
Reinsurance recoverable at beginning of period	(7,022)	(20,684)	(20,684)	(9,874)
Net liability at beginning of period	1,967,111	1,792,560	1,792,560	1,635,788
Liability acquired related to the acquisition of Presidio	—	—	—	54,071
Net incurred losses related to:
Current year	749,802	591,597	799,596	661,343
Prior years	(9,938)	(33,354)	(39,044)	(14,362)
	739,864	558,243	760,552	646,981
Net losses paid	(527,954)	(465,237)	(625,546)	(593,690)
Effects of foreign exchange rate changes	(90,991)	16,031	39,545	49,410
Net liability at end of period	2,088,030	1,901,597	1,967,111	1,792,560
Reinsurance recoverable at end of period	25,433	6,978	7,022	20,684
Gross liability at end of period	$2,113,463	$1,908,575	$1,974,133	$1,813,244
Life value in force	$180,200	$171,000	$188,000	$110,000

PartnerRe Ltd.
Reserve Development
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Prior year net favorable (adverse) reserve development:
Non-life segment:
North America	$82,788	$67,404	$24,515	$67,202	$94,466
Global (Non-U.S.) P&C	29,404	30,278	46,713	48,793	37,493
Global Specialty	50,959	69,244	59,214	61,379	77,760
Catastrophe	2,612	(6,046)	33,885	(4,374)	28,635
Total Non-life net prior year reserve development	$165,763	$160,880	$164,327	$173,000	$238,354
Non-life segment:
Net prior year reserve development due to changes in premiums	$(11,215)	$(8,631)	$(9,669)	$(23,458)	$(23,508)
Net prior year reserve development due to all other factors (2)	176,978	169,511	173,996	196,458	261,862
Total Non-life net prior year reserve development	$165,763	$160,880	$164,327	$173,000	$238,354
Life and Health segment:
Net prior year reserve development due to GMDB (1)	$(329)	$980	$3,031	$6,388	$11,087
Net prior year reserve development due to all other factors (2)	1,925	4,669	(338)	(698)	2,293
Total Life and Health net prior year reserve development	$1,596	$5,649	$2,693	$5,690	$13,380

(1)
The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At September 30, 2014, a 10% increase in the referenced global equity market would have decreased reserves by approximately $2.6 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $3.2 million.

(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.
Reserve Development
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2014	2013	2013	2012
Prior year net favorable (adverse) reserve development:
Non-life segment:
North America	$174,707	$155,637	$222,839	$218,483
Global (Non-U.S.) P&C	106,395	131,259	180,052	114,279
Global Specialty	179,418	166,004	227,383	250,523
Catastrophe	30,450	95,599	91,225	44,780
Total Non-life net prior year reserve development	$490,970	$548,499	$721,499	$628,065
Non-life segment:
Net prior year reserve development due to changes in premiums	$(29,516)	$(47,352)	$(70,810)	$(93,971)
Net prior year reserve development due to all other factors (2)	520,486	595,851	792,309	722,036
Total Non-life net prior year reserve development	$490,970	$548,499	$721,499	$628,065
Life and Health segment:
Net prior year reserve development due to GMDB (1)	$3,683	$20,229	$26,617	$10,009
Net prior year reserve development due to all other factors (2)	6,255	13,125	12,427	4,353
Total Life and Health net prior year reserve development	$9,938	$33,354	$39,044	$14,362

(1)
The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At September 30, 2014, a 10% increase in the referenced global equity market would have decreased reserves by approximately $2.6 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $3.2 million.

(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.
Natural Catastrophe Probable Maximum Losses (PMLs)
(Expressed in millions of U.S. dollars)
(Unaudited)
Single occurrence estimated net PML exposure (1)(2)

		July 1, 2014 (2)		April 1, 2014		January 1, 2014		October 1, 2013		July 1, 2013
Zone	Peril	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)
U.S. Southeast	Hurricane	$757		$966		$908		$1,054		$1,054
U.S. Northeast	Hurricane	909		1,014		1,008		1,121		1,121
U.S. Gulf Coast	Hurricane	870		978		960		1,025		1,025
Caribbean	Hurricane	189		183		192		276		276
Europe	Windstorm	722		630		626		872		872
Japan	Typhoon	145		147		128		124		124
California	Earthquake	588	$675	587	$689	589	$668	575	$679	575	$679
British Columbia	Earthquake	204	391	209	431	214	378	305	513	305	513
Japan	Earthquake	427	481	433	465	432	466	435	457	435	457
Australia	Earthquake	367	495	348	449	332	426	418	552	418	552
New Zealand	Earthquake	218	279	193	222	203	223	250	272	250	272

(1)
The PML estimates are pre-tax and net of retrocession and reinstatement premiums. The peril zones in this disclosure are major peril zones for the industry. The Company has exposures in other peril zones that can potentially generate losses greater than the PML estimates in this disclosure.

(2)
Effective July 1, 2014, the Company introduced a new methodology to calculate the Natural Catastrophe PML that uses a more granular application of pricing adjustments, correlation, and retrocession at the treaty level. In the above table, only the July 1, 2014 PML data reflects the new methodology. The table on page 47 shows the impact of the new methodology on the gross PML data reported as of April 1, 2014.

For more information regarding cautionary language related to the Natural Catastrophe PML disclosure and the forward-looking statements, as well as uncertainties and limitations associated with certain assumptions and the methodology used, you must refer to the Company’s natural catastrophe PML information and definitions, see Business - Natural Catastrophe Probable Maximum Loss (PML) in Item 1 of Part 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

PartnerRe Ltd.
Natural Catastrophe Probable Maximum Losses (PMLs)
(Unaudited)
Impact of new methodology on estimated gross PML exposure (April 1, 2014) (1)

		April 1, 2014 (1)
Zone	Peril	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)
U.S. Southeast	Hurricane	(12)%
U.S. Northeast	Hurricane	(5)
U.S. Gulf Coast	Hurricane	(7)
Caribbean	Hurricane	3
Europe	Windstorm	9
Japan	Typhoon	1
California	Earthquake	(8)	(3)%
British Columbia	Earthquake	(5)	—
Japan	Earthquake	(1)	(3)
Australia	Earthquake	—	4
New Zealand	Earthquake	—	4

(1)
Effective July 1, 2014, the Company introduced a new methodology to calculate the Natural Catastrophe PML that uses a more granular application of pricing adjustments, correlation, and retrocession at the treaty level. The table above shows the impact of the new methodology on the gross PML data reported as of April 1, 2014 (see page 46).

For more information regarding cautionary language related to the Natural Catastrophe PML disclosure and the forward-looking statements, as well as uncertainties and limitations associated with certain assumptions and the methodology used, you must refer to the Company’s natural catastrophe PML information and definitions, see Business - Natural Catastrophe Probable Maximum Loss (PML) in Item 1 of Part 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except per share data)
(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2014	2014	2014	2013	2013
Reconciliation of GAAP and non-GAAP measures:
Annualized return on beginning diluted book value per common share calculated with net income per share attributable to common shareholders (1)	13.2%	18.4%	20.5%	18.9%	23.2%
Less:
Annualized net realized and unrealized investment (losses) gains, net of tax, on beginning diluted book value per common share (1)	(2.5)	8.8	8.0	6.7	(0.1)
Annualized net foreign exchange (losses) gains, net of tax, on beginning diluted book value per common share (1)	(0.9)	(0.2)	(0.1)	0.3	0.4
Annualized net interest in earnings of equity method investments, net of tax, on beginning diluted book value per common share (1)	0.2	0.3	0.3	0.4	0.3
Annualized operating return on beginning diluted book value per common share (1)	16.4%	9.5%	12.3%	11.5%	22.6%
Net income attributable to PartnerRe	$196,398	$271,841	$309,843	$271,788	$333,423
Less:
Net realized and unrealized investment (losses) gains, net of tax	(35,426)	123,734	115,817	91,781	(1,272)
Net foreign exchange (losses) gains, net of tax	(11,913)	(3,175)	(971)	3,869	5,338
Interest in earnings of equity method investments, net of tax	2,893	3,590	3,903	4,549	3,989
Dividends to preferred shareholders	14,184	14,184	14,184	14,184	14,184
Operating earnings attributable to PartnerRe common shareholders	$226,660	$133,508	$176,910	$157,405	$311,184
Per diluted common share:
Net income attributable to PartnerRe common shareholders	$3.60	$5.02	$5.61	$4.76	$5.84
Less:
Net realized and unrealized investment (losses) gains, net of tax	(0.70)	2.41	2.20	1.70	(0.03)
Net foreign exchange (losses) gains, net of tax	(0.23)	(0.06)	(0.02)	0.07	0.10
Interest in earnings of equity method investments, net of tax	0.06	0.07	0.07	0.08	0.07
Operating earnings attributable to PartnerRe common shareholders	$4.47	$2.60	$3.36	$2.91	$5.70

(1)	Excluding preferred shares of $853,750 at January 1, 2014 and $893,750 at January 1, 2013.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except per share data)
(Unaudited)

	For the nine months ended		For the year ended
	September 30,	September 30,	December 31,	December 31,
	2014	2013	2013	2012
Reconciliation of GAAP and non-GAAP measures:
Annualized return on beginning diluted book value per common share calculated with net income per share attributable to common shareholders (1)	17.4%	7.8%	10.5%	19.9%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning diluted book value per common share (1)	4.8	(5.1)	(2.2)	7.3
Annualized net foreign exchange (losses) gains, net of tax, on beginning diluted book value per common share (1)	(0.4)	—	—	0.1
Annualized net interest in earnings of equity method investments, net of tax, on beginning diluted book value per common share (1)	0.3	0.1	0.2	0.2
Annualized loss on redemption of preferred shares, on beginning diluted book value per common share (1)	—	(0.2)	(0.2)	—
Annualized operating return on beginning diluted book value per common share (1)	12.7%	13.0%	12.7%	12.3%
Net income attributable to PartnerRe	$778,082	$392,221	$664,008	$1,134,514
Less:
Net realized and unrealized investment gains (losses), net of tax	204,125	(218,963)	(127,182)	392,014
Net foreign exchange (losses) gains, net of tax	(16,059)	(1,348)	2,521	8,345
Interest in earnings of equity method investments, net of tax	10,387	4,526	9,075	8,742
Dividends to preferred shareholders	42,551	43,678	57,861	61,622
Operating earnings attributable to PartnerRe common shareholders	$537,078	$564,328	$721,733	$663,791
Per diluted common share:
Net income attributable to PartnerRe common shareholders	$14.26	$5.93	$10.58	$16.87
Less:
Net realized and unrealized investment gains (losses), net of tax	3.95	(3.83)	(2.25)	6.17
Net foreign exchange (losses) gains, net of tax	(0.31)	(0.02)	0.04	0.13
Loss on redemption of preferred shares	—	(0.16)	(0.16)	—
Interest in earnings of equity method investments, net of tax	0.20	0.08	0.16	0.14
Operating earnings attributable to PartnerRe common shareholders	$10.42	$9.86	$12.79	$10.43

(1)	Excluding preferred shares of $853,750 at January 1, 2014 and $893,750 at January 1, 2013 and 2012.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,	December 31,
	2014	2014	2014	2013	2013	2012
Reconciliation of GAAP and non-GAAP measures:
Total shareholders’ equity	$7,066,256	$6,957,403	$6,840,599	$6,766,159	$6,624,176	$6,933,496
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	893,750
Noncontrolling interests	52,276	47,356	59,671	56,627	52,489	—
Common shareholders’ equity attributable to PartnerRe	6,160,230	6,056,297	5,927,178	5,855,782	5,717,937	6,039,746
Less:
Goodwill	456,380	456,380	456,380	456,380	456,380	456,380
Intangible assets, net of tax	109,327	111,990	116,331	120,900	121,922	141,249
Tangible book value	$5,594,523	$5,487,927	$5,354,467	$5,278,502	$5,139,635	$5,442,117
Common shares and common share equivalents outstanding	50,513,695	50,910,028	51,935,217	53,596,034	54,181,672	59,893,366
Equals:
Diluted tangible book value per common share	$110.75	$107.80	$103.10	$98.49	$94.86	$90.86

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,	December 31,
	2014	2014	2014	2013	2013	2012
Reconciliation of GAAP and non-GAAP measures:
Total shareholders’ equity	$7,066,256	$6,957,403	$6,840,599	$6,766,159	$6,624,176	$6,933,496
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	893,750
Noncontrolling interests	52,276	47,356	59,671	56,627	52,489	—
Common shareholders’ equity attributable to PartnerRe	6,160,230	6,056,297	5,927,178	5,855,782	5,717,937	6,039,746
Less:
Goodwill	456,380	456,380	456,380	456,380	456,380	456,380
Intangible assets, net of tax	109,327	111,990	116,331	120,900	121,922	141,249
Tangible book value	5,594,523	5,487,927	5,354,467	5,278,502	5,139,635	5,442,117
Net unrealized gains on fixed income securities and funds held - directly managed, net of tax (NURGL)	316,706	388,648	299,871	223,995	194,144	657,604
Book value excluding NURGL	$5,843,524	$5,667,649	$5,627,307	$5,631,787	$5,523,793	$5,382,142
Tangible book value excluding NURGL	$5,277,817	$5,099,279	$5,054,596	$5,054,507	$4,945,491	$4,784,513
Divided by:
Number of common shares and common share equivalents outstanding	50,513,695	50,910,028	51,935,217	53,596,034	54,181,672	59,893,366
Equals:
Diluted book value per common share excluding NURGL	$115.68	$111.33	$108.35	$105.08	$101.95	$89.86
Diluted tangible book value per common share excluding NURGL	$104.48	$100.16	$97.33	$94.31	$91.28	$79.88

PartnerRe Ltd.
Diluted Book Value per Common Share - Treasury Stock Method (1)
(in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,	December 31,
	2014	2014	2014	2013	2013	2012
Basic book value per common share
Total shareholders’ equity	$7,066,256	$6,957,403	$6,840,599	$6,766,159	$6,624,176	$6,933,496
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	893,750
Noncontrolling interests	52,276	47,356	59,671	56,627	52,489	—
Common shareholders’ equity attributable to PartnerRe	$6,160,230	$6,056,297	$5,927,178	$5,855,782	$5,717,937	$6,039,746
Basic common shares outstanding	49,347,349	49,822,482	50,859,821	52,443,434	53,227,765	58,909,375
Basic book value per common share	$124.83	$121.56	$116.54	$111.66	$107.42	$102.53
Common shareholders’ equity attributable to PartnerRe	$6,160,230	$6,056,297	$5,927,178	$5,855,782	$5,717,937	$6,039,746
Basic common shares outstanding	49,347,349	49,822,482	50,859,821	52,443,434	53,227,765	58,909,375
Add:
Stock options and other	2,005,535	2,121,937	2,230,335	2,382,771	2,438,798	2,892,514
Restricted stock units	895,359	893,521	848,006	870,054	887,442	864,269
Less:
Stock options and other bought back via treasury stock method	1,734,548	1,927,912	2,002,945	2,100,225	2,372,333	2,772,792
Diluted common shares and common share equivalents outstanding	50,513,695	50,910,028	51,935,217	53,596,034	54,181,672	59,893,366
Diluted book value per common share	$121.95	$118.96	$114.13	$109.26	$105.53	$100.84

(1)
This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contracts, if any, are also added to determine the diluted common shares and common share equivalents outstanding.

PartnerRe Ltd.
Diluted Book Value per Common Share - Rollforward
(in millions of U.S. dollars, except per share data)
(Unaudited)

	As at and for the three months ended September 30, 2014		As at and for the three months ended September 30, 2013
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at beginning of period	$6,056	$118.96	$5,513	$99.65
Technical result	275	5.43	387	7.09
Other operating expenses	(108)	(2.12)	(108)	(1.98)
Net investment income	118	2.33	122	2.23
Amortization of intangible assets	(7)	(0.14)	(7)	(0.13)
Other, net	(15)	(0.32)	(11)	(0.20)
Operating income tax expense	(22)	(0.43)	(58)	(1.05)
Preferred dividends	(14)	(0.28)	(14)	(0.26)
Operating earnings	227	4.47	311	5.70
Net realized and unrealized investment losses, net of tax	(35)	(0.70)	(1)	(0.03)
Net foreign exchange (losses) gains, net of tax	(12)	(0.23)	5	0.10
Interest in earnings of equity method investments, net of tax	2	0.06	4	0.07
Net income attributable to PartnerRe common shareholders	182	3.60	319	5.84
Common share dividends	(33)	(0.67)	(34)	(0.64)
Change in currency translation adjustment	1	0.03	14	0.26
Repurchase of common shares, net	(47)	0.18	(94)	0.27
Change in other accumulated comprehensive income or loss, net of tax	1	0.02	—	—
Impact of change in number of common and common share equivalents outstanding	n/a	(0.17)	n/a	0.15
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at end of period	$6,160	$121.95	$5,718	$105.53
Goodwill	(456)	(9.04)	(456)	(8.42)
Intangible assets, net of tax	(109)	(2.16)	(122)	(2.25)
Tangible common shareholders’ equity attributable to PartnerRe / diluted tangible book value per common share at end of period	$5,595	110.75	$5,140	$94.86

PartnerRe Ltd.
Diluted Book Value per Common Share - Rollforward
(in millions of U.S. dollars, except per share data)
(Unaudited)

	As at and for the nine months ended September 30, 2014		As at and for the nine months ended September 30, 2013
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at beginning of period	$5,856	$109.26	$6,040	$100.84
Technical result	681	13.20	739	12.92
Other operating expenses	(327)	(6.34)	(369)	(6.46)
Net investment income	365	7.08	370	6.47
Amortization of intangible assets	(21)	(0.41)	(21)	(0.37)
Other, net	(34)	(0.66)	(31)	(0.53)
Operating income tax expense	(84)	(1.62)	(80)	(1.41)
Preferred dividends	(43)	(0.83)	(44)	(0.76)
Operating earnings	537	10.42	564	9.86
Net realized and unrealized investment gains (losses), net of tax	204	3.95	(219)	(3.83)
Net foreign exchange losses, net of tax	(16)	(0.31)	(1)	(0.02)
Loss on redemption of preferred shares	—	—	(9)	(0.16)
Interest in earnings of equity method investments, net of tax	11	0.20	4	0.08
Net income attributable to PartnerRe common shareholders	736	14.26	339	5.93
Common share dividends	(102)	(2.01)	(108)	(1.92)
Change in currency translation adjustment	3	0.06	(17)	(0.30)
Repurchase of common shares, net	(333)	0.29	(537)	0.78
Preferred share issuance costs	—	—	(9)	(0.15)
Recognition of loss on redemption of preferred shares	—	—	9	0.16
Change in other accumulated comprehensive income or loss, net of tax	—	0.01	1	0.01
Impact of change in number of common and common share equivalents outstanding	n/a	0.08	n/a	0.18
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at end of period	$6,160	$121.95	$5,718	$105.53
Goodwill	(456)	(9.04)	(456)	(8.42)
Intangible assets, net of tax	(109)	(2.16)	(122)	(2.25)
Tangible common shareholders’ equity attributable to PartnerRe / diluted tangible book value per common share at end of period	$5,595	110.75	$5,140	$94.86

PartnerRe Ltd.
Diluted Book Value per Common Share - Rollforward
(in millions of U.S. dollars, except per share data)
(Unaudited)

	As at and for the year ended December 31, 2013		As at and for the year ended December 31, 2012
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at beginning of period	$6,040	$100.84	$5,574	$84.82
Technical result	962	17.06	744	11.70
Other operating expenses	(500)	(8.87)	(411)	(6.47)
Net investment income	484	8.58	571	8.98
Amortization of intangible assets	(27)	(0.48)	(32)	(0.50)
Other, net	(47)	(0.85)	(36)	(0.58)
Operating income tax expense	(92)	(1.63)	(110)	(1.73)
Preferred dividends	(58)	(1.02)	(62)	(0.97)
Operating earnings	722	12.79	664	10.43
Net realized and unrealized investment (losses) gains, net of tax	(127)	(2.25)	392	6.17
Net foreign exchange gains, net of tax	2	0.04	8	0.13
Loss on redemption of preferred shares	(9)	(0.16)	—	—
Interest in earnings of equity method investments, net of tax	9	0.16	9	0.14
Net income attributable to PartnerRe common shareholders	597	10.58	1,073	16.87
Common share dividends	(142)	(2.56)	(156)	(2.48)
Change in currency translation adjustment	(32)	(0.56)	28	0.45
Repurchase of common shares, net	(616)	0.84	(474)	2.07
Preferred shares issuance costs	(9)	(0.15)	—	—
Recognition of loss on redemption of preferred shares	9	0.16	—	—
Change in other accumulated comprehensive income or loss, net of tax	9	0.16	(5)	(0.08)
Impact of change in number of common and common share equivalents outstanding	n/a	(0.05)	n/a	(0.81)
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at end of period	$5,856	$109.26	$6,040	$100.84
Goodwill	(456)	(8.51)	(456)	(7.62)
Intangibles, net of tax	(121)	(2.26)	(142)	(2.36)
Tangible common shareholders’ equity attributable to PartnerRe / diluted tangible book value per common share at end of period	$5,279	$98.49	$5,442	$90.86